EXHIBIT 10.6.6


                             AMENDMENT NO. 2 TO THE
                     AMENDED AND RESTATED LEASE AGREEMENT(1)

      AMENDMENT  NO.  2 TO  THE  AMENDED  AND  RESTATED  LEASE  AGREEMENT  (this
"AMENDMENT"), dated as of May 31, 2005, between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation ("LESSOR"), ATLAS AIR, INC., a Delaware corporation ("LESSEE") and accepted and agreed to by ATLAS AIR WORLDWIDE HOLDINGS, NC. ("HOLDINGS") and by DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent under the Credit Agreement (in such capacity, the "AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Lease referred to below are used herein as therein defined.

                              W I T N E S S E T H:

      WHEREAS, the Lessor, the lenders from time to time party thereto (each a "LENDER" and, collectively, the "LENDERS") and the Agent have entered into an Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented and/or otherwise modified from time to time, the "CREDIT AGREEMENT").

      WHEREAS, Lessor and Lessee are party to the Amended and Restated Lease Agreement, dated as of July 27, 2004 (as amended, supplemented and/or otherwise modified from time to time, the "LEASE"), which Lease is further described on Annex A attached hereto; and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Lease as provided herein;

      NOW, THEREFORE, it is agreed;

A. AMENDMENT TO THE LEASE

      1. The proviso to Section 14(b) of the Lease is hereby amended by (x) deleting the text "$50,000,000" appearing therein, and (y) inserting the text "$15,000,000" in lieu thereof.

----------
(1) This Amendment has been executed in several counterparts. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment may be created through the transfer of any counterpart other than said original counterpart.

B. MISCELLANEOUS PROVISIONS

      1. In order to induce the Agent to enter into this Amendment, Holdings hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Lease are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Lease.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings and the Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") when Holdings, Lessor, Lessee and the Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent, thereafter a counterpart of this Amendment will be filed for recordation with the Federal Aviation Administration Civil Aircraft Registry.

      6. From and after the Second Amendment Effective Date, all references in the Lease and in the other Loan Documents to the Lease shall be deemed to be referenced to the Lease as modified hereby.


                                     * * *

Accepted and Agreed:

                                              ATLAS AIR WORLDWIDE HOLDINGS, INC.



                                              By: /s/ Michael L. Barna
                                                  ------------------------------
                                                  Name:  Michael L. Barna
                                                  Title: SVP & CFO

                                                                 Lease Amendment
                                                                        (N505MC)

Accepted and Agreed

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, as Agent


                                              By: /s/ Mark B. Cohen
                                                  ------------------------------
                                                  Name: Mark B. Cohen
                                                  Title: Managing Director


                                              By: /s/ Steven A. Cohen
                                                  ------------------------------
                                                  Name: Steven A. Cohen
                                                  Title: Director

                                                                         ANNEX A

1. BOEING 747-2D3B AIRCRAFT WITH SERIAL NUMBER 21251 AND UNITED STATES REGISTRATION NUMBER N505MC AND FOUR GENERAL ELECTRIC MODEL CF6-50E2 ENGINES WITH SERIAL NUMBERS 517597, 530388, 530389 AND 517599

      LEASE:

      Lease Agreement (N5O5MC) dated as of April 25, 2000 between Atlas Freighter Leasing III, Inc., as lessor, and Atlas Air, Inc., as lessee, with Lease Supplement No. 1 dated April 25, 2000 attached thereto, which was recorded by the FAA as one instrument on May 24, 2000 and assigned Conveyance No. DD018944, as supplemented by Lease Supplement No.2 dated as of November 13, 2000, which was recorded by the FAA on December 20, 2000 and assigned Conveyance No. SS016139,

      as amended by Amendment No. 1 to Lease Agreement dated as of October 15, 2001, which was recorded by the FAA on January 11,2002 and assigned Conveyance No. SS018007,

      as amended by Amendment No. 2 to Lease Agreement dated as of October 30, 2001, which was recorded by the FAA on January 9, 2002 and assigned Conveyance No. SS018001,

      as amended by Amendment No. 3 to Lease Agreement dated as of December 14, 2001, which was recorded by the FAA on March 20,2002 and assigned Conveyance No. TT016420,

      as amended by Amendment No. 4 to Aircraft Lease Agreement dated as of June 14, 2002 which was recorded by the FAA on August 21,2002 and assigned Conveyance No. YY034495,

      as amended by Amendment No. 5 to Lease Agreement dated as of August 14, 2002, which was recorded by the FAA on March 4,2003 and assigned Conveyance No. GG029430,

      as amended by Amendment No. 6 to Lease Agreement dated as of December 31,2002, which was recorded by the FAA on March 4,2003 and assigned Conveyance No. GG029431,

      as amended and restated by Amended and Restated Lease Agreement (N5O5MC) dated as of July 27, 2004, with Lease Supplement No. 1 dated July 27, 2004 attached thereto, which was recorded by the FAA on August 24, 2004 and assigned Conveyance No. NN027685, and as amended by Amendment No. 1 to the Amended and Restated Lease Agreement dated as of November 30, 2004, which was recorded by the FAA on December 23, 2004 and assigned Conveyance No. KK034727.

This counterpart is attached to the FAA filing counterpart of Amendment No. 2 to the Amended and Restated Lease Agreement as it creates a security interest therein.

           AMENDMENT NO. 4 TO SECURITY AGREEMENT AND CHATTEL MORTGAGE
                            (AIRCRAFT NO. N505MC)(1)

            THIS FOURTH AMENDMENT TO THE SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated as of May 31, 2005, (this "AMENDMENT"), and entered into by and between Atlas Freighter Leasing III, Inc., a Delaware corporation ("BORROWER"), and Deutsche Bank Trust Company Americas, as agent for and representative of ("ADMINISTRATIVE AGENT") the financial institutions ("LENDERS") party to the Amended and Restated Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, Borrower is party to that certain Credit Agreement, dated as of April 25, 2000, among Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented to, but not including, the date hereof, the ("CREDIT AGREEMENT").

            WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of July 27, 2004, among Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented from time to time, the "AMENDED AND RESTATED CREDIT AGREEMENT"), Borrower has agreed to further amend and restate the Credit Agreement.

            WHEREAS, Borrower and the Administrative Agent are parties to that certain Security Agreement and Chattel Mortgage with respect to one Boeing 747-2D3B, U.S. Registration No. N5O5MC, Manufacturer's Serial Number 21251, dated as of April 25, 2000, between the Borrower and the Agent, recorded by the Federal Aviation Administration on May 24, 2000, as Conveyance No. DD018943, supplemented by Supplemental Chattel Mortgage No. 1 dated as of November 13, 2000, recorded on December 20, 2000, as Conveyance No. SS016138, amended by Amendment No. 1 to Security Agreement and Chattel Mortgage dated as of October 30, 2001, recorded January 9, 2002, as Conveyance No. SS018002, amended by Amendment No. 2 to Aircraft Chattel Mortgage dated as of June 14, 2002, recorded August 21, 2002, as Conveyance No. YY034496, amended by Amendment No.3 to Security Agreement and Chattel Mortgage dated as of July 27, 2004, recorded August 24, 2004 as Conveyance No. NN027686 (the "AIRCRAFT CHATTEL MORTGAGE").

----------
(1) This Amendment to the Security Agreement and Chattel Mortgage has been executed in several counterparts. To the extent, if any, that this Amendment to the Security Agreement and Chattel Mortgage constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment to the Security Agreement and Chattel Mortgage may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment to the Security Agreement and Chattel Mortgage any be created through the transfer of any counterpart other than said original counterpart.

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Aircraft Chattel Mortgage as provided herein.

            NOW THEREFORE, it is agreed:

A. AMENDMENT TO AIRCRAFT CHATTEL MORTGAGE

      1. The proviso to Section 4(g)(ii) of the Aircraft Chattel Mortgage is hereby amended by (x) deleting the text "$50,000,000" appearing therein, and (y) inserting the text "$15,000,000" in lieu thereof.

B. MISCELLANEOUS PROVISIONS

      1. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and the Administrative Agent.

      2. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Aircraft Chattel Mortgage.

      4. From and after the date hereof, all references in the Aircraft Chattel Mortgage to the Aircraft Chattel Mortgage shall be deemed to be references to the Aircraft Chattel Mortgage as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the as of the date first above written.

                                              ATLAS FREIGHTER LEASING III, INC.


                                              By: /s/ William C. Bradley
                                                  ------------------------------
                                                  Name:  William C. Bradley
                                                  Title: Treasurer & Secretary

                                                              Mortgage Amendment
                                                                        (N505MC)

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, as Agent

                                              By: /s/ Mark B. Cohen
                                                  ------------------------------
                                                  Name:  Mark B. Cohen
                                                  Title: Managing Director


                                              By: /s/ Steven A. Cohen
                                                  ------------------------------
                                                  Name:  Steven A. Cohen
                                                  Title: Director

                                                              Mortgage Amendment
                                                                        (N505MC)

                           Schedule to Exhibit 10.6.6

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ---------------- ------------------------- -----------------------------
REGISTRATION         MANUFACTURER'S SERIAL    LESSEE           LESSOR                    AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ---------------- ------------------------- -----------------------------
N509MC               21221                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N509MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N512MC               21220                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N512MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N517MC               23300                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N517MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N522MC               21783                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N522MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N523MC               21782                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N523MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N524MC               21784                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N524MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N526MC               22337                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N526MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N527MC               22471                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N527MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N528MC               22472                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N528MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N534MC               21832                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N534MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N808MC               21048                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N808MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N809MC               20887                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
                                                               III                       and Restated Lease (N809MC)
                                                                                         dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-50E2 Spare       530168; 517530;          Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
Engines              517790; 517602;                           III                       and Restated Lease
                     517547; 517,538;                                                    (CF6-50E2 Spare Engines)
                     517,539; 455167; 530255                                             dated as of May 31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-80C2 BSF Spare   704,699; 704860; 704918  Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 2 to Amended
Engines                                                        III                       and Restated Lease
                                                                                         (CF6-80C2 BSF Spare
                                                                                         Engines) dated as of May
                                                                                         31, 2005
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

